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                                                                   EXHIBIT 10.11


                                 FIRST AMENDMENT
                                       TO
                        INCENTIVE STOCK OPTION AGREEMENT

     This First Amendment to Incentive Stock Option Agreement (the "Amendment"), dated as of August 23, 1999, is entered into by and between Richard W. Winterich ("Optionee") and Mobility Electronics, Inc. (the "Company"). Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Agreement (as defined below).

                              W I T N E S S E T H:

     WHEREAS, Winterich and the Company are parties to that certain Incentive Stock Option Agreement, dated as of April 12, 1999, pursuant to which Optionee was granted options to purchase up to 100,000 shares of the Company's common stock (the "Agreement"); and

     WHEREAS, Winterich and the Company desire to amend the Agreement to the extent provided herein;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     A. AMENDMENT TO AGREEMENT. The Agreement is hereby amended as follows:

        (i) The first sentence of Section 1 of the Agreement is hereby amended to read in its entirety as follows:

        "Under the terms and conditions of the Company's Amended and Restated 1996 Long Term Incentive Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of 100,000 shares of the Company's common stock, par value $0.01 per share, at a purchase price of $2.00 per share."

        (ii) Section 2 of the Agreement is hereby amended to read in its entirety as follows:

             "2. CHARACTER OF OPTION. The Option is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that to the extent the Option does not qualify as an incentive stock option by virtue of exceeding the $100,000 limitation in Section 422(d) of the Code, the Option shall be treated as an option other than an incentive stock option."
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     B. TERMINATION OF AMENDMENT. Notwithstanding anything contained herein to the contrary, this Amendment shall be considered null and void and to have never existed in the event that Optionee ceases to be an employee of the Company on or prior to the first to occur of the following: (i) December 31, 2000; (ii) the consummation of an initial public offering by the Company; (iii) the consolidation or merger of the Company with or into another business entity pursuant to which immediately following such consolidation or merger, the Company's stockholders fail to hold at least a majority of the voting stock of the surviving entity; or (iv) the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, except to a subsidiary of the Company.

     C. MISCELLANEOUS.

        (1) Except as specifically provided herein, the Agreement shall remain in full force and effect.

        (2) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                               MOBILITY ELECTRONICS, INC.


                               By:   /s/ CHARLES R. MOLLO
                                     -----------------------------------------
                                     Charles R. Mollo, Chief Executive Officer


                                     /s/ RICHARD W. WINTERICH
                                     -----------------------------------------
                                     Richard W. Winterich



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